EXHIBIT 99.5

                        MORTGAGE LOAN PURCHASE AGREEMENT
                               (MASS MUTUAL LOANS)

               Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2006, between Massachusetts Mutual Life Insurance Company (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

               The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2006, between the Purchaser, as depositor, Capmark Finance Inc. as General Master Servicer, Prudential Asset Resources, Inc. as Prudential Master Servicer, ARCap Servicing, Inc., as Special Servicer, LaSalle Bank National Association as Paying Agent and Certificate Registrar and Wells Fargo Bank, N.A. as Trustee. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

               Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

               The Class A-1, Class A-1A, Class A-2, Class A-NM, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and SunTrust Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated December 14, 2006 (the "Underwriting Agreement"), and the Class X-1, Class X-2, Class X-W, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated December 14, 2006 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated December 6, 2006, as supplemented by a Prospectus Supplement dated December 14, 2006 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of December 14, 2006 (the "Memorandum").

               In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

               Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of December 2006. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $2,730,307,529. The sale of the Mortgage Loans shall take place on December 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on
Exhibit 3 hereto. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

               On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

               Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in
Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, except as set forth in a Servicing Rights Purchase Agreement, dated December 21, 2006, which will be executed by the Seller and the General Master Servicer, identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to or on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee, the applicable Master Servicer and the Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

               All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

               (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

               (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

               (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if such original modification, consolidation and extension agreements have been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, true copies of such modifications, consolidations and extensions certified by the Seller together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such a copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

               (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12";

               (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or, in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

               (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12," which assignment may be effected in the related Assignment of Mortgage;

               (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

               (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

               (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with the Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

               (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

               (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

               (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the applicable Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned to and held by the Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the applicable Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct in the event a successor to the party holding such letter of credit is appointed pursuant to the related Primary Servicing Agreement or the Pooling and Servicing Agreement, as applicable, in each case, at the expense of the predecessor Primary Servicer (or predecessor Master Servicer). The Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

               (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

               (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties with a Cut-Off Date balance equal to or greater than $20,000,000;

               (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

               (p) A copy of any affidavit and indemnification agreement in favor of the lender; and

               (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents.

               "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Managing Director, any Executive Vice President, any Director, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer, any Assistant Treasurer, any Secretary or Assistant Secretary.

               The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and the assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

               If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a true and correct copy thereof, to the Trustee as required by such clause, the Seller shall then deliver within 180 days after the Closing Date such recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

               The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due on the Mortgage Loan after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off
Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

               Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above. Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i)(B) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this
Section 2.

               As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer in such notice to the extent the Seller has the right to do so.

               Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to the Master Servicer or the applicable Primary Servicer or Sub-Servicer, on its behalf, on or prior to the 75th day after the Closing Date.

               The Servicing File shall consist of, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney client privileged communications, internal correspondence or credit analysis. Each of the foregoing items shall be delivered in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

               Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

               It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property is held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

               (i) this Agreement shall be deemed to be a security agreement;
        and

               (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                     (A) All accounts, general intangibles, chattel paper,
               instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto described as belonging to the Purchaser in the first paragraph of this Section 2, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                     (B) All accounts, general intangibles, chattel paper,
               instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                     (C) All cash and non-cash proceeds of the collateral
               described in clauses (A) and (B) above.

               The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

               Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

               The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as requested by Purchaser to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

               Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

               Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

               On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller upon reasonable prior advance notice during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

               The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

               The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

               Section 4. Representations and Warranties of the Seller and the Purchaser.

               (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

               (i) The Seller is duly organized and is validly existing as a corporation organized and in good standing under the laws of Massachusetts. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

               (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

               (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws,
        (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

               (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

               (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser (assuming the Purchaser has the capacity to acquire such Mortgage Loans).

               (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of December 14, 2006, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

               To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date (or as of such other date specifically set forth in the particular representation and warranty).

               Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

               (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

               (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

               (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

               (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

               (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

               (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

               (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

               To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

               Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

               Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

               (a) It is hereby acknowledged that the Purchaser shall assign its rights under this Section 5 to Trustee on behalf of the holders of the Certificates.

               (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure periods), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or (ii) both (A) materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause
(i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify the other party in writing. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code) but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein. It is understood and agreed that the 90 day limit will not be violated as a result of recording office or UCC filing office delays, other than with respect to a Material Document Defect or Material Breach that would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code). In addition, following the date on which such document is required to be delivered pursuant to Section 2 (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed to materially and adversely to affect the interests of holders of the Certificates in the related Mortgage Loan and be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a true and correct copy of the Mortgage together with an Officer's Certificate or certification as required by Section 2(b); or (c) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects are discovered by any party to the Pooling and Servicing Agreement, the Trustee (or as set forth in the Pooling and Servicing Agreement, the Master Servicer) will, among other things, give notice to the Rating Agencies and the parties to the Pooling and Servicing Agreement and make demand upon the Seller for the cure of the document defect or repurchase or replacement of the related Mortgage Loan.

               The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, the related Seller shall, on or before the termination of such cure periods, either (i) repurchase the related Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date at its option replace any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the defect or breach. The Seller agrees that any such substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

               If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

               With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. If required by the terms of the related Mortgage Loan documents, the Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. If required by the terms of the related Mortgage Loan documents, the provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

               If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

               The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

               In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

               The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

               Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 42 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor or a breach of the representation and warranty set forth in paragraph 25 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of the costs of a tax opinion associated with the full or partial release or substitution of collateral for a Mortgage Loan, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

               The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 38 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan (including, without limitation, all documents delivered by Seller pursuant to Section 2 of this Agreement), all funds held in escrow with respect to the Mortgage Loan and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, representation, or warranty, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

               Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

               The closing shall be subject to each of the following conditions:

               (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement and the representations and warranties set forth on Exhibit 2 to this Agreement shall be true and correct as of the Closing Date (or as of such other date specifically set forth in the particular representation and warranty) (to the extent of the standard, if any, set forth in each representation and warranty).

               (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

               (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

               (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller's Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

               (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

               (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

               (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

               (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement.

               (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

               Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               Section 7. Closing Documents. The Closing Documents shall consist of the following:

               (a) This Agreement duly executed by the Purchaser and the Seller.

               (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

               (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

               (d) A certificate of good standing for the Seller from the Secretary of the Commonwealth of Massachusetts dated not earlier than 30 days prior to the Closing Date.

               (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

               (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

               (i) The Seller is validly existing under Massachusetts law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

               (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

               (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

               (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitute a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

               (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

               (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally,
        (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

               Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

               In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of New York, as applicable.

               (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

               (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

               (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

               (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

               (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

               (l) An executed Bill of Sale in the form attached hereto as
Exhibit 4.

               Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated December 14, 2006.

               Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts consistent with the Pooling and Servicing Agreement to deliver proposed disclosure language relating to any event specifically relating to the Seller described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

               Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to A.J. Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Massachusetts Mutual Life Insurance Company, c/o Babson Capital Management LLC, 1500 Main Street, Suite 2100, Springfield, Massachusetts 01115, Attention:
Managing Director, Real Estate Financing Group, with a copy to Massachusetts Mutual Life Insurance Company, c/o Babson Capital Management LLC, 1500 Main Street, Suite 2100, Springfield, Massachusetts 01115, Attention: Vice President, Real Estate Law.

               Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

               Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

               Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

               Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

               Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

               Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

               IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                  By: BABSON CAPITAL MANAGEMENT LLC, its
                                       authorized agent



                                  By:  /s/ Thomas Zatko
                                       ------------------------------------
                                       Name: Thomas Zatko
                                       Title: Managing Director


                                  MORGAN STANLEY CAPITAL I INC.



                                  By:  /s/ Anthony J. Sfarra
                                       ------------------------------------
                                       Name: Anthony J Sfarra
                                       Title: Executive Director

                                     EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)   Property Name(2)
-----------------   -------------   -----------------   -----------------------   ------------------------------
              117              76   76-001              MassMutual                Congress Park Apartments
              118              77   77-001              MassMutual                Bridgewater Park Apartments
              124              83   83-001              MassMutual                Pebble Creek Apartments
              130              89   89-001              MassMutual                Club At Vero-I (*)
              131              90   90-001              MassMutual                Club At Vero-II (*)
              133              92   92-001              MassMutual                Fox Crossing Apartments
              147             106   106-001             MassMutual                Sterling Point Apartments
              155             114   114-001             MassMutual                Commander Place Apartments
              156             115   115-001             MassMutual                Grand Point Apartments
              166             125   125-001             MassMutual                Ospreys Landing Apartments
              167             126   126-001             MassMutual                Sinclair Commons
              172             131   131-001             MassMutual                Ashton Of Richmond Hill
              182             140   140-001             MassMutual                Chimney Ridge - Phase I (D)
              183             141   141-001             MassMutual                Chimney Ridge - Phase II (D)
              185             143   143-001             MassMutual                Oak Pointe Apartments
              192             150   150-001             MassMutual                Woodchase Club Apartments
              194             152   152-001             MassMutual                Northpointe Commons Apartments
              206             164   164-001             MassMutual                Savannah Sound Apartments
              207             165   165-001             MassMutual                Indian River Apartments
              217             172   172-001             MassMutual                Ravenwood Apartments
              218             173   173-001             MassMutual                Arbor Lakes Apartments
              247             200   200-001             MassMutual                Village Woods Estates
              250             203   203-001             MassMutual                Park Plaza Apartments
              266             219   219-001             MassMutual                Chadwick Place Apartments
              273             226   226-001             MassMutual                Mission Vista Apts
              287             239   239-001             MassMutual                Overland Park Estates

Mortgage Loan No.   Loan Group   Cross-Collateralization(2)   Original Balance   Cut-Off Date Balance(3)   NOI DSCR(4)   NCF DSCR(4)
-----------------   ----------   --------------------------   ----------------   -----------------------   -----------   -----------
              117            2   No                                 $8,600,000                $7,652,502          1.63          1.56
              118            2   No                                 $8,825,000                $7,634,016          1.28          1.21
              124            2   No                                 $8,215,000                $7,330,981          1.57          1.50
              130            2   Yes                                $6,330,000                $6,160,504          1.33          1.25
              131            2   Yes                                  $610,000                  $609,429          1.33          1.25
              133            2   No                                 $7,200,000                $6,717,757          1.09          1.03
              147            2   No                                 $6,800,000                $6,077,918          1.16          1.09
              155            2   No                                 $6,450,000                $5,675,883          1.58          1.51
              156            2   No                                 $6,240,000                $5,601,839          1.46          1.41
              166            2   No                                 $5,915,000                $5,189,393          1.80          1.74
              167            2   No                                 $5,250,000                $5,180,346          1.29          1.23
              172            2   No                                 $5,650,000                $5,009,103          1.46          1.37
              182            2   Yes                                $3,888,000                $3,465,702          1.36          1.28
              183            2   Yes                                $1,152,000                $1,026,840          1.36          1.28
              185            2   No                                 $5,050,000                $4,482,597          1.13          1.05
              192            2   No                                 $4,806,000                $4,266,929          1.73          1.65
              194            2   No                                 $4,800,000                $4,234,697          1.09          1.02
              206            2   No                                 $4,680,000                $3,986,398          1.50          1.42
              207            2   No                                 $4,500,000                $3,863,384          1.41          1.32
              217            2   No                                 $4,400,000                $3,706,727          1.36          1.27
              218            2   No                                 $4,250,000                $3,700,075          1.47          1.40
              247            2   No                                 $2,985,000                $2,807,177          1.11          1.08
              250            2   No                                 $3,100,000                $2,776,395          1.40          1.32
              266            2   No                                 $3,070,000                $2,424,681          1.68          1.56
              273            2   No                                 $2,420,000                $2,314,750          1.16          1.09
              287            2   No                                 $1,932,000                $1,928,387          1.26          1.15

Mortgage Loan No.   Post IO Period NCF DSCR(4)   Cut-Off Date LTV(4)   Balloon LTV(4)   Cut-Off Date LTV Without Tax Credits(4)
-----------------   --------------------------   -------------------   --------------   ---------------------------------------
              117   NAP                                         38.7%            34.4%                                     38.7%
              118   NAP                                         57.6%            45.3%                                     57.6%
              124   NAP                                         42.9%            33.5%                                     46.8%
              130   NAP                                         48.0%            39.7%                                     64.2%
              131   NAP                                         48.0%            39.7%                                     64.2%
              133   NAP                                         44.4%            39.9%                                     57.6%
              147   NAP                                         47.9%            36.9%                                     52.0%
              155   NAP                                         38.8%            30.5%                                     39.6%
              156   NAP                                         38.5%            29.7%                                     43.8%
              166   NAP                                         35.3%            28.1%                                     35.3%
              167   NAP                                         40.1%            30.7%                                     60.2%
              172   NAP                                         45.3%            19.3%                                     45.3%
              182   NAP                                         44.8%            35.3%                                     47.7%
              183   NAP                                         44.8%            35.3%                                     47.7%
              185   NAP                                         58.7%            52.1%                                     58.7%
              192   NAP                                         40.3%            29.2%                                     51.2%
              194   NAP                                         67.4%            53.4%                                     67.4%
              206   NAP                                         47.4%            37.1%                                     47.4%
              207   NAP                                         47.3%            42.1%                                     47.7%
              217   NAP                                         43.2%            12.9%                                     43.2%
              218   NAP                                         47.9%            20.2%                                     48.5%
              247   NAP                                         52.9%            44.5%                                     68.9%
              250   NAP                                         48.4%            34.1%                                     53.2%
              266   NAP                                         36.1%             0.4%                                     36.1%
              273   NAP                                         24.8%            20.6%                                     56.1%
              287   NAP                                         46.2%            33.5%                                     86.4%

Mortgage Loan No.  Balloon LTV Without Tax Credits(4)   Street Address                 City           State  Zip Code  Property Type
-----------------  ----------------------------------   -----------------------------  -------------  -----  --------  -------------
              117                                34.4%  3000 Congress Park Dr          Lake Worth     FL        33461  Multifamily
              118                                45.3%  5801 Bridgewater Dr            Clarkston      MI        48346  Multifamily
              124                                36.5%  28600 Pebble Creek Pkwy        Southfield     MI        48034  Multifamily
              130                                53.0%  6885 20th Street               Vero Beach     FL        32966  Multifamily
              131                                53.0%  6885 20th Street               Vero Beach     FL        32966  Multifamily
              133                                51.7%  8350 East Yale Avenue          Denver         CO        80231  Multifamily
              147                                40.1%  3802 E Baseline Rd             Phoenix        AZ        85040  Multifamily
              155                                31.1%  5301 Commander Drive           Orlando        FL        32822  Multifamily
              156                                33.8%  161 Clubhouse Dr               Poughkeepsie   NY        12603  Multifamily
              166                                28.1%  100 Ospreys Landing            Naples         FL        34104  Multifamily
              167                                46.2%  132-334 West Gilbert Street    Hampton        VA        23669  Multifamily
              172                                19.3%  505 Harris Trail Rd            Richmond Hill  GA        31324  Multifamily
              182                                37.6%  300 Palmetto Park Boulevard    Lexington      SC        29072  Multifamily
              183                                37.6%  300 Palmetto Park Boulevard    Lexington      SC        29072  Multifamily
              185                                52.1%  1747 Capital Circle Northeast  Tallahassee    FL        32308  Multifamily
              192                                37.0%  1100 Rabbit Run Circle         Ann Arbor      MI        48103  Multifamily
              194                                53.4%  900 Nw 79Th Terrace            Kansas City    MO        64118  Multifamily
              206                                37.1%  1950 N Point Blvd              Tallahassee    FL        32308  Multifamily
              207                                42.4%  1305 Indian River Blvd         Vero Beach     FL        32960  Multifamily
              217                                12.9%  1700 Ravenwood Cir             Kissimmee      FL        34741  Multifamily
              218                                20.5%  6850 Arbor Lake Dr             Chester        VA        23831  Multifamily
              247                                58.0%  1500 North 74Th Street         Kansas City    KS        66112  Multifamily
              250                                37.5%  3950 E Service Rd              West Memphis   AR        72301  Multifamily
              266                                 0.4%  240 Martin Rd Sw               Huntsville     AL        35824  Multifamily
              273                                46.5%  2425 North Dodge Boulevard     Tucson         AZ        85715  Multifamily
              287                                62.6%  10009 West 83Rd Terrace        Overland Park  KS        66212  Multifamily

Mortgage Loan No.  Property Sub-Type  Units/SF(5)  Year Built  Year Renovated  Percent Leased(6)   Percent Leased as of Date(6)
-----------------  -----------------  -----------  ----------  --------------  -----------------   ----------------------------
              117  Garden                     288        1995             NAP               97.2%                    09/22/2006
              118  Garden                     264        1995             NAP               86.7%                    09/21/2006
              124  Garden                     256        1996             NAP               96.9%                    09/21/2006
              130  Garden                     184        2001             NAP               96.7%                    09/21/2006
              131  Garden                     184        2001             NAP               96.7%                    09/21/2006
              133  Garden                     220        1996             NAP               95.0%                    09/20/2006
              147  Garden                     224        1995             NAP               90.6%                    09/21/2006
              155  Garden                     216        1996             NAP               98.6%                    09/19/2006
              156  Garden                     156        1997             NAP               98.1%                    10/09/2006
              166  Garden                     176        1996             NAP               95.0%                    09/27/2006
              167  Senior Housing             138        2004             NAP              100.0%                    09/27/2006
              172  Garden                     233        1995             NAP               99.6%                    09/18/2006
              182  Garden                     152        1996             NAP               91.5%                    09/20/2006
              183  Garden                      48        1996             NAP               91.5%                    09/20/2006
              185  Garden                     184        1993             NAP               79.3%                    09/20/2006
              192  Garden                     144        1999             NAP               91.0%                    09/27/2006
              194  Garden                     158        1995             NAP               96.8%                    06/30/2006
              206  Garden                     160        1995             NAP               91.9%                    09/20/2006
              207  Garden                     180        1995            2005               99.4%                    09/21/2006
              217  Garden                     185        1994             NAP               97.8%                    09/19/2006
              218  Garden                     126        1995             NAP               96.8%                    10/03/2006
              247  Garden                      63  1997/1998              NAP              100.0%                    09/20/2006
              250  Garden                     128        1996             NAP               93.0%                    09/29/2006
              266  Garden                     181        1993            2005               97.2%                    09/29/2006
              273  Garden                      80        2000             NAP               95.0%                    09/21/2006
              287  Garden                      60        1978            2006              100.0%                    09/20/2006

Mortgage Loan No.   Security Type(7)   Lien Position               Related Borrower List   Cut-Off Date Balance per Unit or SF
-----------------   ----------------   -------------   ---------------------------------   -----------------------------------
              117   Fee                First                          117, 185, 207, 247                               $26,571
              118   Fee                First           118, 124, 147, 156, 192, 206, 218                               $28,917
              124   Fee                First           118, 124, 147, 156, 192, 206, 218                               $28,637
              130   Fee                First                                    130, 131                               $36,793
              131   Fee                First                                    130, 131                               $36,793
              133   Fee                First                                                                           $30,535
              147   Fee                First           118, 124, 147, 156, 192, 206, 218                               $27,134
              155   Fee                First                               155, 182, 183                               $26,277
              156   Fee                First           118, 124, 147, 156, 192, 206, 218                               $35,909
              166   Fee                First                                    166, 167                               $29,485
              167   Fee                First                                    166, 167                               $37,539
              172   Fee                First                                    172, 217                               $21,498
              182   Fee                First                               155, 182, 183                               $22,463
              183   Fee                First                               155, 182, 183                               $22,463
              185   Fee                First                          117, 185, 207, 247                               $24,362
              192   Fee                First           118, 124, 147, 156, 192, 206, 218                               $29,631
              194   Fee                First                               194, 250, 266                               $26,802
              206   Fee                First           118, 124, 147, 156, 192, 206, 218                               $24,915
              207   Fee                First                          117, 185, 207, 247                               $21,463
              217   Fee                First                                    172, 217                               $20,036
              218   Fee                First           118, 124, 147, 156, 192, 206, 218                               $29,366
              247   Fee                First                          117, 185, 207, 247                               $44,558
              250   Fee                First                               194, 250, 266                               $21,691
              266   Fee                First                               194, 250, 266                               $13,396
              273   Fee                First                                                                           $28,934
              287   Fee                First                                                                           $32,140

Mortgage Loan No.  Note Date(8)  First Payment Date (P&I)(9)  First Payment Date (IO)(9)  Maturity Date  Due Date  Grace Period(10)
-----------------  ------------  ---------------------------  --------------------------  -------------  --------  ----------------
              117    11/14/1996                   12/01/1996                         NAP     11/01/2011         1                10
              118    03/29/1996                   05/01/1996                         NAP     04/01/2014         1                10
              124    04/11/1997                   05/01/1997                         NAP     04/01/2015         1                10
              130    11/01/2004                   12/10/2004                         NAP     06/10/2016        10                10
              131    10/26/2006                   12/10/2006                         NAP     06/10/2016        10                10
              133    03/10/1998                   05/01/1998                         NAP     04/01/2013         1                 5
              147    07/30/1997                   09/10/1997                         NAP     08/10/2015        10                10
              155    09/05/1996                   10/01/1996                         NAP     09/01/2014         1                10
              156    09/30/1997                   11/10/1997                         NAP     10/10/2015        10                 0
              166    05/08/1996                   06/01/1996                         NAP     05/01/2014         1                10
              167    07/08/2005                   08/10/2005                         NAP     07/10/2020        10                10
              172    12/30/1996                   02/01/1997                         NAP     01/01/2022         1                10
              182    12/30/1996                   02/01/1997                         NAP     01/01/2015         1                10
              183    12/30/1996                   02/01/1997                         NAP     01/01/2015         1                10
              185    10/28/1996                   12/01/1996                         NAP     11/01/2011         1                10
              192    09/29/1998                   11/10/1998                         NAP     10/10/2016        10                10
              194    07/18/1996                   09/01/1996                         NAP     08/01/2014         1                10
              206    02/14/1996                   03/01/1996                         NAP     02/01/2014         1                10
              207    02/29/1996                   04/01/1996                         NAP     03/01/2011         1                10
              217    12/22/1995                   02/01/1996                         NAP     01/01/2021         1                10
              218    07/03/1996                   08/01/1996                         NAP     07/01/2021         1                10
              247    05/02/2000                   07/01/2000                         NAP     06/01/2015         1                10
              250    04/15/1997                   05/01/1997                         NAP     04/01/2017         1                10
              266    12/22/1995                   02/01/1996                         NAP     01/01/2021         1                10
              273    09/20/2001                   11/10/2001                         NAP     10/10/2016        10                10
              287    09/29/2005                   11/10/2006                  11/10/2005     10/10/2021        10                10

Mortgage Loan No.   ARD Loan   Lockbox Status   Lockbox Type   Original Term to Maturity   Remaining Term to Maturity
-----------------   --------   --------------   ------------   -------------------------   --------------------------
              117   No         None             NAP                                  180                           59
              118   No         None             NAP                                  216                           88
              124   No         None             NAP                                  216                          100
              130   No         None             NAP                                  139                          114
              131   No         None             NAP                                  115                          114
              133   No         None             NAP                                  180                           76
              147   No         None             NAP                                  216                          104
              155   No         None             NAP                                  216                           93
              156   No         None             NAP                                  216                          106
              166   No         None             NAP                                  216                           89
              167   No         None             NAP                                  180                          163
              172   No         None             NAP                                  300                          181
              182   No         None             NAP                                  216                           97
              183   No         None             NAP                                  216                           97
              185   No         None             NAP                                  180                           59
              192   No         None             NAP                                  216                          118
              194   No         None             NAP                                  216                           92
              206   No         None             NAP                                  216                           86
              207   No         None             NAP                                  180                           51
              217   No         None             NAP                                  300                          169
              218   No         None             NAP                                  300                          175
              247   No         None             NAP                                  180                          102
              250   No         None             NAP                                  240                          124
              266   No         None             NAP                                  300                          169
              273   No         None             NAP                                  180                          118
              287   No         None             NAP                                  192                          178

Mortgage Loan No.  Original Amort. Term (11)  Remaining Amort. Term  Mortgage Rate   Monthly Payment (P&I)   Monthly Payment (IO)
-----------------  -------------------------  ---------------------  -------------   ---------------------  ---------------------
              117                        360                    239          8.810%                $68,026                    NAP
              118                        360                    232          8.000%                $64,755                    NAP
              124                        360                    244          8.550%                $63,458                    NAP
              130                        360                    335          5.930%                $37,667                    NAP
              131                        360                    359          6.320%                 $3,784                    NAP
              133                        360                    256          9.100%                $58,452                    NAP
              147                        360                    246          8.540%                $52,480                    NAP
              155                        360                    237          8.400%                $49,139                    NAP
              156                        360                    250          8.380%                $47,451                    NAP
              166                        360                    233          8.580%                $45,818                    NAP
              167                        360                    343          7.500%                $36,709                    NAP
              172                        360                    241          8.450%                $43,244                    NAP
              182                        360                    241          8.740%                $30,560                    NAP
              183                        360                    241          8.740%                 $9,055                    NAP
              185                        360                    239          8.680%                $39,477                    NAP
              192                        360                    262          6.750%                $31,172                    NAP
              194                        360                    236          8.610%                $37,283                    NAP
              206                        360                    230          7.500%                $32,724                    NAP
              207                        360                    231          7.750%                $32,239                    NAP
              217                        336                    205          8.450%                $34,222                    NAP
              218                        360                    235          8.050%                $31,334                    NAP
              247                        360                    282          8.810%                $23,612                    NAP
              250                        360                    244          8.750%                $24,388                    NAP
              266                        300                    169          8.400%                $24,514                    NAP
              273                        360                    298          8.930%                $19,351                    NAP
              287                        360                    358          6.340%                $12,009                $10,207

Mortgage Loan No.   Third Most Recent NOI   Third Most Recent NOI End Date   Second Most Recent NOI
-----------------   ---------------------   ------------------------------   ----------------------
              117              $1,169,711                       12/31/2004               $1,292,266
              118                $893,591                       12/31/2004                 $746,338
              124              $1,341,840                       12/31/2004               $1,119,356
              130                     NAP                              NAP                 $639,258
              131                     NAP                              NAP                 $639,258
              133                $673,657                       12/31/2004                 $614,168
              147                $353,703                       12/31/2004                 $523,141
              155                $735,181                       12/31/2004                 $776,490
              156                $809,930                       12/31/2004                 $809,425
              166                $735,027                       12/31/2004                 $897,819
              167                     NAP                              NAP                      NAP
              172                $478,633                       12/31/2004                 $599,471
              182                $419,937                       12/31/2004                 $375,254
              183                $132,611                       12/31/2004                 $120,478
              185                $340,660                       12/31/2004                 $438,933
              192                $562,167                       12/31/2004                 $529,468
              194                $418,050                       12/31/2004                 $425,625
              206                $530,637                       12/31/2004                 $595,814
              207                $416,058                       12/31/2004                 $513,642
              217                $588,800                       12/31/2004                 $575,494
              218                $577,333                       12/31/2004                 $536,632
              247                $263,408                       12/31/2004                 $296,498
              250                $293,287                       12/31/2004                 $327,946
              266                $190,463                       12/31/2004                 $312,027
              273                $207,511                       12/31/2004                 $299,454
              287                     NAP                              NAP                      NAP

Mortgage Loan No.   Second Most Recent NOI End Date   Most Recent NOI   Most Recent NOI End Date   Underwritten EGI
-----------------   -------------------------------   ---------------   ------------------------   ----------------
              117                        12/31/2005        $1,378,289                 06/30/2006         $2,610,264
              118                        12/31/2005          $874,556                 06/30/2006         $2,174,300
              124                        12/31/2005        $1,279,163                 06/30/2006         $2,532,483
              130                        12/31/2005          $664,237                 06/30/2006         $1,484,522
              131                        12/31/2005          $664,237                 06/30/2006         $1,484,522
              133                        12/31/2005          $746,033                 06/30/2006         $1,731,637
              147                        12/31/2005          $712,293                 06/30/2006         $1,569,754
              155                        12/31/2005          $962,143                 06/30/2006         $1,999,905
              156                        12/31/2005          $834,874                 06/30/2006         $1,786,946
              166                        12/31/2005        $1,041,064                 06/30/2006         $1,861,056
              167                               NAP          $569,211                 06/30/2006         $1,062,782
              172                        12/31/2005          $675,993                 06/30/2006         $1,501,175
              182                        12/31/2005          $444,880                 06/30/2006         $1,214,103
              183                        12/31/2005          $140,489                 06/30/2006           $354,903
              185                        12/31/2005          $510,618                 06/30/2006         $1,121,385
              192                        12/31/2005          $601,759                 06/30/2006         $1,390,681
              194                        12/31/2005          $488,352                 06/30/2006           $962,096
              206                        12/31/2005          $626,494                 06/30/2006         $1,238,551
              207                        12/31/2005          $520,200                 06/30/2006         $1,339,537
              217                        12/31/2005          $569,455                 06/30/2006         $1,200,956
              218                        12/31/2005          $640,003                 06/30/2006         $1,073,490
              247                        12/31/2005          $308,438                 06/30/2006           $604,371
              250                        12/31/2005          $417,302                 06/30/2006           $803,684
              266                        12/31/2005          $455,347                 06/30/2006         $1,065,441
              273                        12/31/2005          $297,554                 06/30/2006           $506,140
              287                               NAP          $187,736                 06/30/2006           $439,004

Mortgage Loan No.   Underwritten Expenses   Underwritable NOI   Underwritten Reserves   Underwritable Cash Flow   Balloon Balance
-----------------   ---------------------   -----------------   ---------------------   -----------------------   ---------------
              117              $1,276,369          $1,333,895                 $57,600                $1,276,295        $6,799,967
              118              $1,180,517            $993,783                 $52,800                  $940,983        $6,006,800
              124              $1,337,794          $1,194,689                 $51,200                $1,143,489        $5,724,779
              130                $824,984            $659,538                 $36,800                  $622,738        $5,070,714
              131                $824,984            $659,538                 $36,800                  $622,738          $521,096
              133                $967,510            $764,127                 $44,000                  $720,127        $6,033,374
              147                $839,728            $730,026                 $44,800                  $685,226        $4,683,138
              155              $1,067,379            $932,526                 $43,200                  $889,326        $4,466,555
              156                $955,660            $831,286                 $31,200                  $800,086        $4,317,472
              166                $868,973            $992,083                 $35,200                  $956,883        $4,126,776
              167                $492,756            $570,026                 $28,000                  $542,026        $3,971,782
              172                $741,258            $759,917                 $46,600                  $713,317        $2,137,959
              182                $700,096            $514,007                 $30,400                  $483,607        $2,730,376
              183                $221,082            $133,821                  $9,600                  $124,221          $808,905
              185                $587,056            $534,329                 $36,800                  $497,529        $3,976,588
              192                $745,230            $645,451                 $28,800                  $616,651        $3,084,450
              194                $475,335            $486,761                 $31,600                  $455,161        $3,353,275
              206                $650,375            $588,177                 $32,000                  $556,177        $3,113,979
              207                $792,515            $547,022                 $36,000                  $511,022        $3,434,888
              217                $643,138            $557,818                 $36,800                  $521,018        $1,111,275
              218                $520,255            $553,235                 $25,200                  $528,035        $1,563,620
              247                $288,782            $315,589                  $9,450                  $306,139        $2,359,982
              250                $392,563            $411,121                 $25,600                  $385,521        $1,955,871
              266                $570,492            $494,949                 $36,000                  $458,949           $24,273
              273                $237,864            $268,276                 $16,000                  $252,276        $1,920,372
              287                $257,585            $181,419                 $15,000                  $166,419        $1,397,238

Mortgage Loan No.  Current Value(12)  Source of Value(12)  Market Study Capitalization Rate(12)   Valuation Date  Largest Tenant(12)
-----------------  -----------------  -------------------  ------------------------------------   --------------  ------------------
              117        $19,761,407  Market Study                                        6.750%      09/22/2006  NAP
              118        $13,250,440  Market Study                                        7.500%      09/21/2006  NAP
              124        $17,080,701  Market Study                                        7.625%      09/21/2006  NAP
              130        $14,089,621  Market Study                                        6.250%      09/21/2006  NAP
              131        $14,089,621  Market Study                                        6.250%      09/21/2006  NAP
              133        $15,114,596  Market Study                                        6.550%      09/20/2006  NAP
              147        $12,675,717  Market Study                                        6.250%      09/21/2006  NAP
              155        $14,632,684  Market Study                                        6.500%      09/19/2006  NAP
              156        $14,532,445  Market Study                                        6.500%      10/09/2006  NAP
              166        $14,697,526  Market Study                                        6.750%      09/27/2006  NAP
              167        $12,930,537  Market Study                                        6.625%      09/27/2006  NAP
              172        $11,053,338  Market Study                                        6.875%      09/18/2006  NAP
              182         $8,086,286  Market Study                                        6.875%      09/20/2006  NAP
              183         $1,946,752  Market Study                                        6.875%      09/20/2006  NAP
              185         $7,633,271  Market Study                                        7.000%      09/20/2006  NAP
              192        $10,578,076  Market Study                                        7.750%      09/27/2006  NAP
              194         $6,280,787  Market Study                                        7.750%      09/20/2006  NAP
              206         $8,402,529  Market Study                                        7.000%      09/20/2006  NAP
              207         $8,162,534  Market Study                                        6.750%      09/21/2006  NAP
              217         $8,581,815  Market Study                                        6.500%      09/19/2006  NAP
              218         $7,729,963  Market Study                                        7.250%      10/03/2006  NAP
              247         $5,303,644  Market Study                                        7.750%      09/20/2006  NAP
              250         $5,741,581  Market Study                                        7.875%      09/29/2006  NAP
              266         $6,711,173  Market Study                                        7.375%      09/29/2006  NAP
              273         $9,330,823  Market Study                                        6.500%      09/21/2006  NAP
              287         $4,173,285  Market Study                                        8.125%      09/20/2006  NAP

Mortgage Loan No.  Lease Expiration Date  % NSF  Second Largest Tenant(13)  Lease Expiration Date  % NSF  Third Largest Tenant(13)
-----------------  ---------------------  -----  -------------------------  ---------------------  -----  ------------------------
              117  NAP                    NAP    NAP                        NAP                    NAP    NAP
              118  NAP                    NAP    NAP                        NAP                    NAP    NAP
              124  NAP                    NAP    NAP                        NAP                    NAP    NAP
              130  NAP                    NAP    NAP                        NAP                    NAP    NAP
              131  NAP                    NAP    NAP                        NAP                    NAP    NAP
              133  NAP                    NAP    NAP                        NAP                    NAP    NAP
              147  NAP                    NAP    NAP                        NAP                    NAP    NAP
              155  NAP                    NAP    NAP                        NAP                    NAP    NAP
              156  NAP                    NAP    NAP                        NAP                    NAP    NAP
              166  NAP                    NAP    NAP                        NAP                    NAP    NAP
              167  NAP                    NAP    NAP                        NAP                    NAP    NAP
              172  NAP                    NAP    NAP                        NAP                    NAP    NAP
              182  NAP                    NAP    NAP                        NAP                    NAP    NAP
              183  NAP                    NAP    NAP                        NAP                    NAP    NAP
              185  NAP                    NAP    NAP                        NAP                    NAP    NAP
              192  NAP                    NAP    NAP                        NAP                    NAP    NAP
              194  NAP                    NAP    NAP                        NAP                    NAP    NAP
              206  NAP                    NAP    NAP                        NAP                    NAP    NAP
              207  NAP                    NAP    NAP                        NAP                    NAP    NAP
              217  NAP                    NAP    NAP                        NAP                    NAP    NAP
              218  NAP                    NAP    NAP                        NAP                    NAP    NAP
              247  NAP                    NAP    NAP                        NAP                    NAP    NAP
              250  NAP                    NAP    NAP                        NAP                    NAP    NAP
              266  NAP                    NAP    NAP                        NAP                    NAP    NAP
              273  NAP                    NAP    NAP                        NAP                    NAP    NAP
              287  NAP                    NAP    NAP                        NAP                    NAP    NAP

Mortgage Loan No.   Lease Expiration Date   % NSF   Insurance Escrow in Place   Tax Escrow in Place(14)
-----------------   ---------------------   -----   -------------------------   -----------------------
              117   NAP                     NAP     No                          Yes
              118   NAP                     NAP     No                          Yes
              124   NAP                     NAP     No                          Yes
              130   NAP                     NAP     No                          Yes
              131   NAP                     NAP     No                          No
              133   NAP                     NAP     No                          Yes
              147   NAP                     NAP     No                          Yes
              155   NAP                     NAP     No                          Yes
              156   NAP                     NAP     No                          Yes
              166   NAP                     NAP     No                          Yes
              167   NAP                     NAP     No                          Yes
              172   NAP                     NAP     No                          Yes
              182   NAP                     NAP     No                          Yes
              183   NAP                     NAP     No                          Yes
              185   NAP                     NAP     No                          Yes
              192   NAP                     NAP     No                          Yes
              194   NAP                     NAP     No                          Yes
              206   NAP                     NAP     No                          Yes
              207   NAP                     NAP     No                          Yes
              217   NAP                     NAP     No                          Yes
              218   NAP                     NAP     No                          Yes
              247   NAP                     NAP     No                          Yes
              250   NAP                     NAP     No                          Yes
              266   NAP                     NAP     No                          Yes
              273   NAP                     NAP     No                          Yes
              287   NAP                     NAP     No                          Yes

Mortgage Loan No.   Capital Expenditure Escrow in Place(15)   TI/LC Escrow in Place(16)   Other Escrow Description(17)
-----------------   ---------------------------------------   -------------------------   ----------------------------
              117   Yes                                       No                          NAP
              118   Yes                                       No                          NAP
              124   Yes                                       No                          NAP
              130   Yes                                       No                          NAP
              131   No                                        No                          NAP
              133   Yes                                       No                          NAP
              147   Yes                                       No                          NAP
              155   Yes                                       No                          NAP
              156   Yes                                       No                          NAP
              166   Yes                                       No                          NAP
              167   Yes                                       No                          NAP
              172   Yes                                       No                          NAP
              182   Yes                                       No                          NAP
              183   Yes                                       No                          NAP
              185   Yes                                       No                          NAP
              192   Yes                                       No                          NAP
              194   Yes                                       No                          NAP
              206   Yes                                       No                          NAP
              207   Yes                                       No                          NAP
              217   Yes                                       No                          NAP
              218   Yes                                       No                          NAP
              247   Yes                                       No                          NAP
              250   Yes                                       No                          NAP
              266   Yes                                       No                          NAP
              273   Yes                                       No                          NAP
              287   Yes                                       No                          NAP

Mortgage Loan No.   Springing Escrow Description(18)   Initial Capital Expenditure Escrow Requirement(19)
-----------------   --------------------------------   --------------------------------------------------
              117   Insurance                                                                        $150
              118   Insurance                                                                        $200
              124   Insurance                                                                        $150
              130   Insurance                                                                        $200
              131   NAP                                                                                $0
              133   Insurance                                                                        $200
              147   NAP                                                                              $200
              155   Insurance                                                                        $200
              156   Insurance                                                                        $200
              166   Insurance                                                                        $200
              167   Insurance                                                                        $200
              172   Insurance                                                                        $200
              182   Insurance                                                                        $200
              183   Insurance                                                                        $200
              185   Insurance                                                                        $175
              192   Insurance                                                                        $150
              194   Insurance                                                                        $200
              206   Insurance                                                                        $200
              207   Insurance                                                                        $200
              217   Insurance                                                                        $200
              218   Insurance                                                                        $200
              247   Insurance                                                                        $200
              250   Insurance                                                                        $200
              266   Insurance                                                                        $200
              273   Insurance                                                                        $200
              287   Insurance                                                                        $200

Mortgage Loan No.   Monthly Capital Expenditure Escrow Requirement(20)   Current Capital Expenditure Escrow Balance(21)
-----------------   --------------------------------------------------   ----------------------------------------------
              117                                               $6,000                                          $31,612
              118                                               $4,400                                         $166,942
              124                                               $4,267                                         $291,369
              130                                               $3,067                                         $207,922
              131                                                   $0                                               $0
              133                                               $5,844                                          $13,586
              147                                               $3,733                                         $114,447
              155                                               $3,600                                         $140,131
              156                                               $2,600                                         $221,596
              166                                               $2,933                                         $144,159
              167                                               $2,300                                          $34,622
              172                                               $3,883                                         $559,403
              182                                               $2,533                                          $99,712
              183                                                 $800                                          $31,488
              185                                               $4,217                                          $67,917
              192                                               $2,400                                         $230,723
              194                                               $2,633                                         $150,516
              206                                               $2,667                                         $119,363
              207                                               $3,750                                           $1,255
              217                                               $3,083                                         $201,826
              218                                               $1,838                                         $177,662
              247                                               $1,050                                           $1,007
              250                                               $2,133                                             $382
              266                                               $3,017                                         $264,792
              273                                               $1,333                                          $16,801
              287                                               $1,500                                          $13,513

Mortgage Loan No.   Initial TI/LC Escrow Requirement(22)   Monthly TI/LC Escrow Requirement(23)   Current TI/LC Escrow Balance(24)
-----------------   ------------------------------------   ------------------------------------   --------------------------------
              117                                     $0                                     $0                                 $0
              118                                     $0                                     $0                                 $0
              124                                     $0                                     $0                                 $0
              130                                     $0                                     $0                                 $0
              131                                     $0                                     $0                                 $0
              133                                     $0                                     $0                                 $0
              147                                     $0                                     $0                                 $0
              155                                     $0                                     $0                                 $0
              156                                     $0                                     $0                                 $0
              166                                     $0                                     $0                                 $0
              167                                     $0                                     $0                                 $0
              172                                     $0                                     $0                                 $0
              182                                     $0                                     $0                                 $0
              183                                     $0                                     $0                                 $0
              185                                     $0                                     $0                                 $0
              192                                     $0                                     $0                                 $0
              194                                     $0                                     $0                                 $0
              206                                     $0                                     $0                                 $0
              207                                     $0                                     $0                                 $0
              217                                     $0                                     $0                                 $0
              218                                     $0                                     $0                                 $0
              247                                     $0                                     $0                                 $0
              250                                     $0                                     $0                                 $0
              266                                     $0                                     $0                                 $0
              273                                     $0                                     $0                                 $0
              287                                     $0                                     $0                                 $0

                                                                                                 Prepayment Code(26)
                                                                                        ------------------------------------
Mortgage Loan No.   Environmental Insurance   Interest Accrual Method   Seasoning(25)   LO    DEF   DEF/YM1   YM1   YM2   YM
-----------------   -----------------------   -----------------------   -------------   ---   ---   -------   ---   ---   --
              117   No                        30/360                              121   120                    53
              118   No                        30/360                              128   120                    89
              124   No                        30/360                              116   120                    89
              130   No                        30/360                               25   133                     2
              131   No                        30/360                                1   109                     2
              133   No                        Actual/360                          104   119                               60
              147   No                        30/360                              112   120                    92
              155   No                        30/360                              123   119                    90
              156   No                        30/360                              110   120                    92
              166   No                        30/360                              127   120                    89
              167   No                        30/360                               17   120                          57
              172   No                        30/360                              119   119                   177
              182   No                        30/360                              119   119                    90
              183   No                        30/360                              119   119                    90
              185   No                        30/360                              121   120                    56
              192   No                        30/360                               98   120                    89
              194   No                        30/360                              124   108                   104
              206   No                        30/360                              130   120                    89
              207   No                        30/360                              129   120                    56
              217   No                        30/360                              131   120                   176
              218   No                        30/360                              125                         296
              247   No                        30/360                               78   120                    57
              250   No                        30/360                              116   120                   116
              266   No                        30/360                              131   120                   176
              273   No                        30/360                               62   119                    57
              287   No                        30/360                               14   167                          22

                     Prepayment Code(26)
                    ---------------------
Mortgage Loan No.   5%   4%   3%   2%   1%   Open   YM Formula(27)   Administrative Cost Rate(28)   Mortgage Loan No.
-----------------   -    -    -    -    -    ----   --------------   ----------------------------   -----------------
              117                               7   G                                      10.075                 117
              118                               7   G                                      10.075                 118
              124                               7   G                                      10.075                 124
              130                               4   J                                      10.075                 130
              131                               4   J                                      10.075                 131
              133                               1   K                                      10.075                 133
              147                               4   M                                      10.075                 147
              155                               7   G                                      10.075                 155
              156                               4   M                                      10.075                 156
              166                               7   G                                      10.075                 166
              167                               3   N                                      10.075                 167
              172                               4   G                                      10.075                 172
              182                               7   M                                      10.075                 182
              183                               7   M                                      10.075                 183
              185                               4   G                                      10.075                 185
              192                               7   M                                      10.075                 192
              194                               4   G                                      10.075                 194
              206                               7   G                                      10.075                 206
              207                               4   G                                      10.075                 207
              217                               4   G                                      10.075                 217
              218                               4   G                                      10.075                 218
              247                               3   J                                      10.075                 247
              250                               4   G                                      10.075                 250
              266                               4   G                                      10.075                 266
              273                               4   M                                      10.075                 273
              287                               3   S                                      10.075                 287

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

               Except as otherwise set forth on the schedules to this Exhibit 2, the Seller hereby makes the following representations and warranties.

               1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

               2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and (assuming that the Purchaser has the capacity to acquire such Mortgage Loan) has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or the Trustee.

               3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

               4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the value or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances"). The related Assignment of Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, and, assuming that the assignee has the capacity to acquire such Mortgage, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in the operation of the related Mortgaged Property. As of the Closing Date, Uniform Commercial Code financing statements or continuation statements have been filed and/or recorded in all places necessary to perfect and keep perfected, until additional actions are required under the Uniform Commercial Code, a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

               5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority collateral assignment in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, subject to legal limitations of general applicability to commercial mortgage loans similar to the Mortgage Loan, and the Mortgagor and each assignor of such Assignment of Leases to the Seller have the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein (assuming that the assignee has the capacity to acquire such Assignment of Leases) all of the assignor's right, title and interest in, to and under such Assignment of Leases.

               6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated (except for Permitted Encumbrances) in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination (except for Permitted Encumbrances), rescission or release, in any manner that, in each case, materially and adversely affects the value of the related Mortgaged Property except for any partial reconveyances of real property that are included in the related Mortgage File. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived in any material respect, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans have been modified since December 14, 2006.

               7. Condition of Property; Condemnation. A property inspection report was prepared in connection with the origination or securitization of each Mortgage Loan (except in certain cases where the Mortgaged Property was newly constructed). With respect to each Mortgaged Property securing a Mortgage Loan that was the subject of a property inspection report or a Certificate of Substantial Completion or an Architect's Certificate of Completion prepared on or after 18 months prior to the Closing Date, other than as disclosed in such property inspection report or Certificate of Substantial Completion or an Architect's Certificate of Completion, each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan.

               With respect to the Mortgaged Properties for which property inspection reports, Certificates of Substantial Completion or Architect's Certificate of Completion were prepared prior to 18 months prior to the Closing Date, (a) such Mortgaged Property is (i) free and clear of any damage that would materially and adversely affect its value as security for the related Mortgage Loan; and (ii) in good repair and condition so as not to materially and adversely affect its value as security for the related Mortgage Loan; and (b) all building systems contained on such Mortgaged Property are in good working order so as not to materially and adversely affect its value as security for the related Mortgage Loan or, in the case of (a) and (b) adequate reserves therefor have been established or other resources of the Borrower are available.

               The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the value of the Mortgaged Property lay wholly within the boundaries of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8. Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or pro forma policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances stated therein (or a marked up title insurance commitment or pro forma policy marked as binding and counter-signed by the title insurer or its authorized agent on which the required premium has been paid exists which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder under the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

               9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

               10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13), including foreclosure, such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The related Mortgage Loan documents provide for the appointment of a receiver of rents following an event of default under such loan documents, to the extent available under applicable law.

               11. Trustee under Deed of Trust. If any Mortgage is a deed of trust, (a) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

               12. Environmental Conditions. An environmental site assessment meeting ASTM standards and assessing all hazards generally assessed for similar properties (as of the date of such assessment), including type, use and tenants for such similar properties ("Environmental Report") was performed with respect to each Mortgaged Property in connection with the origination or securitization of each Mortgage Loan.

               (a) With respect to the Mortgaged Properties for which the Environmental Reports were prepared on or after 18 months prior to the Closing Date, other than as disclosed in the related Environmental Report therefor, to the Seller's knowledge, (X) no Hazardous Material is present on such Mortgaged Property, such that (1) the value, use or operations of such Mortgaged Property is materially and adversely affected, or (2) under applicable federal, state or local law, (i) such Hazardous Material could be required to be eliminated, remediated or otherwise responded to at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (ii) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating, remediating or otherwise responding to such Hazardous Material or the hazard created thereby at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property, and
(Y) such Mortgaged Property is in material compliance with all applicable federal, state and local laws and regulations pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws or regulations does not have a material adverse effect on the value, use or operations of such Mortgaged Property and neither Seller nor, to the Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of any violation or potential violation of any such law or regulation. With respect to any condition disclosed in an Environmental Report, which condition constituted a violation of applicable laws or regulations or would materially and adversely affect the value, use or operations of the related Mortgaged Property if not remedied, such condition has either been satisfactorily remedied, consistent with prudent commercial mortgage lending practices, or the applicable loan documents contain provisions which address such condition to the satisfaction of the Seller, consistent with prudent commercial mortgage lending practices, and adequate funding or resources of the Borrower, consistent with prudent commercial mortgage lending practices, were available to remedy or otherwise respond to such condition.

               (b) With respect to the remaining Mortgaged Properties for which the Environmental Reports were prepared prior to 18 months prior to the Closing Date, (X) no Hazardous Material is present on such Mortgaged Property, such that
(1) the value, use or operations of such Mortgaged Property is materially and adversely affected, or (2) under applicable federal, state or local law and regulations, (a) such Hazardous Material could be required to be eliminated, remediated or otherwise responded to at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating, remediating or otherwise responding to such Hazardous Material or the hazard created thereby at a cost or in a manner materially and adversely affecting the value, use or operations of the Mortgaged Property, and
(Y) such Mortgaged Property is in material compliance with all applicable federal, state and local laws and regulations pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws or regulations does not have a material adverse effect on the value, use or operations of such Mortgaged Property and neither Seller nor, to the Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of any violation or potential violation of any such law or regulation. With respect to any condition disclosed in an Environmental Report, which condition constituted a violation of applicable laws or regulations or would materially and adversely affect the value, use or operations of the related Mortgaged Property if not remedied, such condition has either been satisfactorily remedied, consistent with prudent commercial mortgage lending practices, or the applicable loan documents contain provisions which address such condition to the satisfaction of the Seller, consistent with prudent commercial mortgage lending practices, and adequate funding or resources of the Borrower, consistent with prudent commercial mortgage lending practices, were available to remedy or otherwise respond to such condition.

               (c) Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

               (d) In the case of each Mortgage Loan set forth on Schedule 1 to this Exhibit 2, (i) such Mortgage Loan is the subject of a secured creditor impaired property policy or a commercial real estate pollution liability policy, issued by the issuer set forth on Schedule 1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii) on the effective date of the Environmental Insurance Policy and on the Closing Date Seller had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid through the term of such policy.

               "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance, material or waste by an federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss.ss. 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act, as amended (42 U.S.C. ss.ss. 7401 et seq.), and any regulations promulgated pursuant thereto.

               13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, yield maintenance charges and prepayment premiums and as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and, to the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

               14. Insurance. Each Mortgaged Property is required (or the holder of the Mortgage can require) pursuant to the related Mortgage to be, and at origination the Seller received evidence that such Mortgaged Property was, insured by (a) a comprehensive all risk coverage insurance policy covering damage by fire and other hazards and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the actual replacement value of the improvements on the Mortgaged Property, and with no provisions for a deduction for depreciation in respect of awards for the reconstruction of the improvements, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy or coverage, in an amount at least equal to nine (9) months of operations of the Mortgaged Property; and (c) a flood insurance policy (if any portion of buildings or other structures (excluding parking) on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (which "special flood hazard area" does not include areas designated by FEMA as Zones B, C or X)). For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. With respect to each Mortgaged Property, such Mortgaged Property is required pursuant to the related Mortgage to be (or the holder of the Mortgage can require that the Mortgaged Property be), and at origination the Seller received evidence that such Mortgaged Property was, insured by a commercial general liability insurance policy in amounts as are generally required by commercial mortgage lenders for similar properties, and in any event not less than $1 million per occurrence. Under such insurance policies either (A) the Seller is named as mortgagee under a standard mortgagee clause or (B) the Seller is named as an additional insured, and is entitled to receive prior notice as the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain or cause to be maintained all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain or to cause to be maintained such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage Loan provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction of the principal amount of the Mortgage Loan. Each Mortgage provides that any related insurance proceeds, other than for a total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the mortgagee having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, and any insurance proceeds in respect of a total or substantially total loss or taking may be applied either to payment of outstanding principal and interest on the Mortgage Loan (except as otherwise provided by law) or to rebuilding of the Mortgaged Property.

               15. Taxes and Assessments and Ground Lease Rents. As of the Closing Date, there are no delinquent taxes, assessments or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall be considered delinquent commencing from the date on which interest or penalties would be first payable thereon. As of the Closing Date, there are no delinquent rents on any ground leases for any Mortgaged Property.

               16. Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding and no Mortgaged Property or any portion thereof is subject to a plan in any such proceeding.

               17. Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate (the "Fee Interest") or the related Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"), and if secured in whole or in part by a Ground Lease, either
(1) the ground lessor's fee interest is subordinated to the lien of the Mortgage and the Mortgage will not be subject to any lien or encumbrances on the ground lessor's fee interest, other than Permitted Encumbrances, and the holder of the Mortgage is permitted to foreclose the ground lessor's fee interest within a commercially reasonable time period or (2) the following apply to such Ground
Lease:

               (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; does not restrict the use of the related Mortgaged Property by the lessee or its permitted successors and assigns in a manner that would materially and adversely affect the security provided by the related Mortgage; and, to the knowledge of the Seller, there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

               (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

               (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but (except in the case where such consent cannot be unreasonably withheld) without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (except in the case where such consent cannot be unreasonably withheld);

               (d) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

               (e) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any material default by the lessee to the mortgagee (concurrent with notice given to the lessee), provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee. The Seller has provided the lessor under the Ground Lease with notice of the Seller's lien on the Mortgaged Property in accordance with the provisions of such Ground Lease;

               (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease by reason of such default;

               (g) Such Ground Lease has an original term, along with any extensions set forth in such Ground Lease, not less than 10 years beyond the full amortization term of the Mortgage Loan;

               (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds, other than for a total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the mortgagee having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, and any insurance proceeds in respect of a total or substantially total loss or taking may be applied either to payment of outstanding principal and interest on the Mortgage Loan (except as otherwise provided by law) or to rebuilding of the Mortgaged Property;

               (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially and adversely affect the security provided by the related Mortgage;

               (j) Such Ground Lease or an estoppel or other agreement requires the lessor to enter into a new lease with the Seller or its successors or assigns under terms which do not materially vary from the economic terms of the Ground Lease, in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including rejection of the Ground Lease in a bankruptcy proceeding; and

               (k) Such Ground Lease may not be materially amended, modified or, except in the case of a default, cancelled or terminated without the prior written consent of the holder of the Mortgage Loan, and any such action without such consent is not binding on such holder, including any increase in the amount of rent payable by the lessee thereunder during the term of the Mortgage Loan.

               18. Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid, and those escrow deposits and payments are under control of the Seller or its agents.

               19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only real property collateral for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

               20. Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

               21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or any tenant required to make its lease payments directly to the holder of the related Mortgage Loan), directly or indirectly, for the payment of any amount required by such Mortgage Loan.

               22. No Mechanics' Liens. As of the applicable Mortgage Loan origination date, and to the Seller's knowledge as of the Closing Date, each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein, or, if any such liens existing as of the Closing Date are not insured against by the Title Policy referred to herein, such liens will not have a material adverse effect on the value of the related Mortgaged Property.

               23. Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

               24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

               25. Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the valuation for such Mortgaged Property, and/or generates income, from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan, or upon satisfaction of the defeasance provisions of such Mortgage Loan, other than the Mortgage Loans that require the mortgagee to grant a release of a portion of the related Mortgaged Property upon (a) the satisfaction of certain legal and underwriting requirements where the portion of the related Mortgaged Property permitted to be released was not considered by the Seller to be material in underwriting the Mortgage Loan or, in the case of a substitution, where the Mortgagor is entitled to substitute a replacement parcel at its unilateral option upon the satisfaction of specified conditions, and/or (b) the payment of a release price and prepayment consideration in connection therewith, consistent with the Seller's normal commercial mortgage lending practices (and in both (a) and (b), any release of the Mortgaged Property has been reflected in the Mortgage Loan Schedule). Except as described in the prior sentence (other than with respect to defeasance and substitution), no Mortgage Loan permits the full or partial release or substitution of collateral unless (1) the mortgagor is entitled to substitute a replacement parcel at its unilateral option upon satisfaction of specified conditions, and (2) the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.8606-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

               26. No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

               27. No Material Default. There exists no material default, breach, violation or event giving the lender the right to accelerate the Mortgage Loan (and, to the Seller's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

               28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

               29. Local Law Compliance. To the best of Seller's knowledge, based on due diligence performed at origination that was considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal or internal or external market study performed at origination.

               30. Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

               31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that could reasonably be expected to adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended. To the Seller's knowledge, as of the origination of the Mortgage Loan, none of the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

               32. Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards utilized by commercial lending institutions in the area where the related Mortgaged Property is located.

               33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan, and to Seller's knowledge, as of the Closing Date, based on servicing procedures customarily performed in the Seller's servicing of the Mortgage Loans during the period in which Seller owned each such Mortgage Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

               34. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

               35. Due on Sale/Due on Encumbrance. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

               36. Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan either provide that (a) such Mortgage Loan is fully recourse to the Mortgagor or (b) such Mortgage Loan constitutes the non-recourse obligations of the related Mortgagor and non-recourse guarantors, if any, except that either
(i) such provision does not apply in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Mortgage Loan for losses incurred as a result of fraud by the Mortgagor. Except as set forth on Schedule 3 attached hereto, either the Mortgagor or a guarantor with respect to each Mortgage Loan is a natural person.

               37. Underwriting Policies. Each Mortgage Loan was either originated by the Seller or an affiliate thereof, and each such origination of a Mortgage Loan substantially complied with the Seller's underwriting policies in effect as of such Mortgage Loan's origination date.

               38. REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

               39. Prepayment Premiums. Each prepayment premium or yield maintenance premium is consistent with those charged by the Seller in its customary lending practices with respect to loans of the size and character of the Mortgage Loans.

               40. [Reserved]

               41. Single Purpose Entity. The Mortgagor on each Mortgage Loan listed on Schedule 4 attached hereto was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide (or which entity covenanted in the Mortgage Loan documents) substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented or covenanted in the related Mortgage Loan documents, substantially to the effect that it does not have (or will not obtain) any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

               42. Defeasance and Assumption Costs. If the related Mortgage Loan Documents provide for defeasance, such documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses of Lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property. The related Mortgage Loan Documents require the related Mortgagor to pay all reasonable costs and expenses of Lender associated with the approval of an assumption of such Mortgage Loan.

               43. Defeasance. No Mortgage Loan provides that it can be defeased prior to the date that is two years after the Closing Date.

               44. Confidentiality. There are no provisions in any Note, Mortgage or related loan documents with respect to any Mortgage Asset, nor any other agreements or enforceable understandings with any Mortgagor, Mortgagor principal or guarantor, which restrict the dissemination of information regarding any Mortgagor, Mortgagor principal, guarantor or Mortgaged Property by the owner or holder of the Mortgage Asset or requires such owner or holder to treat any information regarding any Mortgagor, Mortgagor principal, guarantor or Mortgaged Property as confidential.

               45. Borrower Reports. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date which case the Mortgage Loan Documents require the borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually).

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

 Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit 2 to the Mortgage Loan
   Purchase Agreement. Any exception listed below in respect of a particular representation or warranty shall also be deemed to apply to any other applicable representation or warranty.


Annex A
Control ID #       Mortgage Loan            Exceptional
-------------------------------------------------------------------------------------------------
Exception to Representation (12):           Environmental Conditions.
                                            -------------------------

               Congress Park Apartments     Initial testing of a sampling of units at some
               Savannah Sound Apartments    properties indicated radon gas level results above
               Chimney Ridge - Phase I      the EPA's published guideline level of 4.0
               Chadwick Place Apartments    picocuries per liter (the "Guideline Level"). Test
               Village Woods Estates        results were provided to the Borrowers and follow-up
               Overland Park Estates        by Borrowers has been requested, including suggested
               Chimney Ridge Phase II       re-testing of the apartments units that had
                                            previously tested above the Guideline Level. At
                                            Village Woods Estates all units that tested above
                                            the Guideline Level were re-tested and only one unit
                                            tested above the Guideline Level; as a result
                                            Borrower installed a venting system in that unit.

Exception to Representation (18):           Escrow Deposits.
                                            ----------------

               All Mortgage Loans (other    The capital improvements escrow account is held by a
               than Fox Crossing            third party that is not under control of, or an
               Apartments)                  agent of, the Seller.

                                            Fox Crossing Apartments capital improvements escrow
                                            account is held by a third party that is under
                                            control of, or an agent of, the Seller.
                                            The capital improvements escrow agreement relating
                                            to Ravenwoods apartment is not fully executed.

Exception to Representation (24):           Cross-collateralization.
                                            ------------------------

               Congress Park Apartments     The Mortgage Loan is not specifically
               Ospreys Landing Apartments   cross-defaulted with any senior or subordinate loan
                                            but SS. 4.01(n) of the Mortgage generally provides
                                            that an event of default under any related senior or
                                            subordinate loan shall constitute an event of
                                            default under the Mortgage Loan and there does exist
                                            a subordinate mortgage loan with respect to both of
                                            these loans.

Exception to Representation (30):           Junior Liens.
                                            -------------

                 Congress Park Apartments   There are two additional mortgages granted by the
                                            Borrower to Palm Beach County ("PBC") securing
                                            initial principal amounts of $280,000 and $64,500,
                                            respectively. The PBC mortgages are subordinated to
                                            the Mortgage Loan pursuant to recorded
                                            subordination agreements.

                 Ospreys Landing            There is an additional mortgage granted by the
                 Apartments                 Borrower to Florida Housing Finance Agency ("FHFA")
                                            securing  an initial principal amount of $176,000.
                                            The FHFA mortgage is subordinated to the Mortgage
                                            Loan pursuant to a recorded subordination agreement.

Exception to Representation (36):           Non-Recourse Exceptions.
                                            ------------------------

               Fox Crossing Apartments      Guarantor`s obligation is limited to $4,000,000.
               Loans on Schedule 1A         Only the loans on Schedule 1A provide that a
                                            natural person is obligated in connection with the
                                            non-recourse carve-outs for fraud or willful
                                            misrepresentation, misappropriation of funds,
                                            insurance proceeds, or condemnation proceeds.

               Loans on Schedule 1B         Only the loans on Schedule 1B provide that a natural
                                            person is obligated in connection with the
                                            non-recourse carve-outs for breaches of
                                            environmental covenants in the Mortgage Loan.

                                   SCHEDULE 1A

  List of Mortgage Loans that provide that a natural person is obligated in connection with the non-recourse carve-outs for fraud or willful misrepresentation, misappropriation of funds, insurance proceeds, or condemnation proceeds.





                             Fox Crossing Apartments
                                Sinclair Commons
                              Overland Park Estates

                                   SCHEDULE 1B

   List of Mortgage Loans that provide that a natural person is obligated in connection with the non-recourse carve-outs for breaches of environmental covenants in the Mortgage Loan.



                             Fox Crossing Apartments
                             Ashton of Richmond Hill
                                Sinclair Commons
                              Oak Pointe Apartments
                             Indian River Apartments
                              Ravenwood Apartments
                              Arbor Lake Apartments
                              Park Plaza Apartments
                              Village Woods Estates
                            Mission Vista Apartments
                              Overland Park Estates

                                   SCHEDULE 4

                List of Mortgagors on Mortgage Loans that were at
                     the origination of the Mortgage Loan a
                              Single Purpose Entity


                             Sinclair Commons, L.P.
                        SY Overland Park Investors, L.P.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)



None.

                                    EXHIBIT 3

                                 PURCHASE PRICE

         Purchase Price                                     $131,097,876
         Accrued Interest                                       $511,178
                                                        ----------------
         Total                                              $131,609,054

                                    EXHIBIT 4

                                  BILL OF SALE

               1. Parties. The parties to this Bill of Sale are the following:

                      Seller:       Massachusetts Mutual Life Insurance Company
                      Purchaser:    Morgan Stanley Capital I Inc.

               2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of December 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

               (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

               (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

               3. Purchase Price. The amount and other consideration set forth on Exhibit 3 to the Mortgage Loan Purchase Agreement.

               4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 21st day of December, 2006.


SELLER:                             MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                    By: BABSON CAPITAL MANAGEMENT LLC, its
                                    authorized agent



                                    By:  _______________________________________
                                         Name:
                                         Title:


PURCHASER:                          MORGAN STANLEY CAPITAL I INC.



                                    By:  _______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT 5

                        FORM OF LIMITED POWER OF ATTORNEY



THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
200 Witmar Road
Horsham, Pennsylvania 19096

ARCap Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

Wells Fargo Bank, N.A.
Corporate Trust Office
9062 Old Annapolis Road
 Columbia, Maryland 21045-1951


                            LIMITED POWER OF ATTORNEY


               Section 18. Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of Massachusetts Mutual Life Insurance Company, c/o Babson Capital Management LLC, 1500 Main Street, Suite 2100, Springfield, Massachusetts 01115, Attention: Managing Director, Real Estate Financing Group (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance Inc. (the "General Master Servicer"), ARCap Servicing, Inc., having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039, Attention: Amy L. Dixon (the "Special Servicer") and Wells Fargo Bank, N.A. (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

               1. To empower the Trustee, the General Master Servicer and, in the event of the failure or incapacity of the Trustee and the General Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the General Master Servicer, the Special Servicer, the Trustee and LaSalle Bank National Association, as Paying Agent and Certificate Registrar with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

               2. This power of attorney shall be limited to the above-mentioned exercise of power.

               3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

               4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

               Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this [__]th day of December, 2006.


Witnessed by:                                  MASSACHUSETTS MUTUAL LIFE
                                               INSURANCE COMPANY


                                               By: [__], its authorized agent



_________________________________              By:______________________________

Print Name:                                    Name:
                                               Title:


STATE OF____________________________)

COUNTY OF___________________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.



_________________________________________
Commission Expires: